(Loss)/ Earnings per Unit:	12 Months Ended
Dec. 31, 2018
(Loss)/ Earnings per Unit
(Loss)/ Earnings per Unit:

11. (Loss)/ Earnings per Unit:

The Partnership calculates earnings/ (loss) per unit by allocating distributed and undistributed net income/ (losses) for each period to common and general partner units, after adjusting for the effect of preferred distributions, only to the extent that they are earned. Any undistributed earnings for the period are allocated to the various unitholders based on the distribution waterfall for cash available for distribution specified in the Limited Partnership Agreement, as generally described in Note 10 above. Where distributions relating to the period are in excess of earnings, the deficit is also allocated according to the cash distribution model. The sum of the distributed amounts and the allocation of the undistributed earnings or deficit to each class of unitholders is divided by the weighted average number of units outstanding during the period. Diluted earnings per unit, if applicable, reflects the potential dilution that could occur if potentially dilutive instruments were exercised, resulting in the issuance of additional units that would then share in the Partnership’s net earnings. The Partnership had no dilutive instruments in the years ended December 31, 2018, 2017 and 2016.

The calculations of the basic and diluted earnings per common unit are presented below:

	Year ended December 31,
	2018	2017	2016
Partnership’s Net income	$3,613	$17,339	$66,854
Less:
Net Income attributable to preferred unitholders	7,659	6,750	6,750
Net Income attributable to subordinated unitholders	—	1,208	25,323
General Partner’s interest in Net Income	(4)	79	129
Net income/(loss) attributable to common unitholders	$(4,042)	$9,302	$34,652
Weighted average number of common units outstanding, basic and diluted	35,490,000	34,545,740	20,505,000
Earnings/ (Losses) per common unit, basic and diluted	$(0.11)	$0.27	$1.69